ALLSTATE FINANCIAL INVESTMENT TRUST

Allstate ClearTarget 2005 Retirement Fund

Allstate ClearTarget 2010 Retirement Fund

Allstate ClearTarget 2015 Retirement Fund

Allstate ClearTarget 2020 Retirement Fund

Allstate ClearTarget 2030 Retirement Fund

Allstate ClearTarget 2040 Retirement Fund

Allstate ClearTarget 2050 Retirement Fund

Class A, Class C and Class I Shares

Supplement dated March 19, 2009 to the

Prospectus dated December 29, 2008

IMPORTANT NOTICE

The Supplement provides new and additional information beyond that which is contained in the Prospectus and should be read in conjunction with the Prospectus.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus and this Supplement may be obtained free of charge by calling 1-877-663-3232.

Effective after the close of business on March 19, 2009, the Allstate ClearTarget 2005 Retirement Fund, the Allstate ClearTarget 2010 Retirement Fund, the Allstate ClearTarget 2015 Retirement Fund, the Allstate ClearTarget 2020 Retirement Fund, the Allstate ClearTarget 2030 Retirement Fund, the Allstate ClearTarget 2040 Retirement Fund and the Allstate ClearTarget 2050 Retirement Fund have suspended sales of shares to new investors and existing shareholders, including any investments made pursuant to the Automatic Investment Program.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE